UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

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ITERIS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

On October 31, 2017, the Board of Directors (the “Board”) of  Iteris, Inc. (the “Company”) approved a change to the composition of the Audit Committee of the Board by replacing Kevin C. Daly, Ph.D with Scott E. Deeter.  Dr. Daly resigned as a member of the Audit Committee following a preliminary determination that he did not meet the independence standard for Audit Committee members under applicable NASDAQ corporate governance and SEC rules and regulations, due to his service as the interim Chief Executive Officer from February 2015 to September 2015.  Accordingly, the Company is filing this Amendment No. 1 (the “Amendment”) to the definitive proxy statement filed on September 25, 2017 (the “Proxy Statement”) to reflect this change of Audit Committee composition and to refile the Audit Committee Report.   Other than the Amendment set forth below, no other changes have been made to the Proxy Statement.

Amendment No. 1 to Proxy Statement for
Annual Meeting of Stockholders to be held on November 8, 2017

The Proxy Statement is hereby amended and supplemented as follows:

1.                                      In the Section entitled “PROPOSAL ONE: ELECTION OF DIRECTORS” on page 4 of the Proxy Statement, the first paragraph (including the table) of the subsection entitled “Director Nominees” is hereby amended and restated in its entirety as follows:

“Director Nominees

The table and narrative below set forth information as of October 31, 2017 regarding each director nominee, including the year they first became directors of Iteris, their business experience during at least the past five years, the public company boards they currently serve on or have served on during the past five years, and certain other biographical information and attributes that the NCG Committee determined qualify them to serve as directors. The NCG Committee believes that these persons have the following other key attributes that are important to an effective board of directors: integrity and demonstrated high ethical standards; sound judgment; analytical skills; the ability to engage management and each other in a constructive and collaborative fashion; diversity of experience and thought; and the commitment to devote significant time and energy to service on the Board and its committees.

Name	Age	Current Position with Iteris
J. Joseph (“Joe”) Bergera	54	Chef Executive Officer, President and Director
Kevin C. Daly Ph.D(2)(3)(4)	73	Director
Scott E. Deeter(1)	54	Director
Gerard M. Mooney(1)(3)(4)	65	Director
Thomas L. Thomas(2)(4)	68	Director
Mikel H. Williams(1)(3)	60	Director

(1) Current member of the Audit Committee

(2) Current member of the Compensation Committee

(3) Current member of the Nominating and Corporate Governance Committee

(4) Current member of the Finance and Strategy Committee”

2.                                      Under the Section entitled “CORPORATE GOVERNANCE” on page 10 of the Proxy Statement, the first paragraph in the subsection entitled “Board Meetings and Committees” relating to the Audit Committee is hereby amended and restated in its entirety as follows:

“Audit Committee.    The current members of our Audit Committee are Messrs. Deeter, Mooney, and Williams, and Mr. Williams serves as the Chairman of this committee. The Board has determined that each member of the Audit Committee is “independent” under the standards established by Nasdaq and the SEC rules regarding audit committee memberships. The Board has identified Mr. Williams as the member of the Audit Committee who qualifies as an “audit committee financial expert” under applicable SEC rules and regulations governing the composition of the Audit Committee.  Dr. Daly served as a member of the Audit Committee from December 15, 2016 to October 31, 2017, when he was replaced by Mr. Deeter.”

3.                                      The Section entitled “AUDIT COMMITTEE REPORT” on page 18 of the Proxy Statement is amended and restated as follows to reflect that the current members of the Audit Committee as the signatories to the Audit Committee Report:

“AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to the audited consolidated financial statements for the fiscal year ended March 31, 2017 of Iteris, Inc. included in its Annual Report on Form 10-K and as amended on Form 10-K/A for that year.

Review with Management

The Audit Committee has reviewed and discussed the audited consolidated financial statements with the Company’s management.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee has discussed with the Company’s independent registered public accounting firm, Deloitte & Touche LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and Auditing Standard No. 1301, each as adopted by the Public Company Accounting Oversight Board (“PCAOB”), which includes, among other items, matters related to the conduct of the audit of the Company’s consolidated financial statements.

The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Deloitte & Touche LLP its independence from the Company.

Conclusion

Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K as amended on Form 10-K/A for the year ended March 31, 2017 for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors:

Scott E. Deeter (Appointed to Committee on 10/31/2017) Kevin Daly, Ph.D. (Committee Member from 12/15/16 to 10/31/17) Gerard M. Mooney Mikel H. Williams”

4.                                      The subsection entitled “Internet Availability of Materials” on page 1 of the Proxy Statement is amended and restated in its entirety as follows:

“Internet Availability of Materials

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 8, 2017: The proxy statement, proxy card, and Annual Report on Form 10-K and Form 10-K/A, as amended, for the fiscal year ended March 31, 2017 (the “Annual Report”), and Amendment No. 1 to the proxy statement are available at www.edocumentview.com/ITI, or at www.envisionreports.com/ITI for registered holders (Internet voting included).”